Exhibit 99.1

Repare Therapeutics Announces Achievement of $40 Million Roche Clinical Milestone Payment

January 25, 2024

Milestone payment triggered by dosing of the first patient in camonsertib-based arm in Roche’s Phase 2 TAPISTRY platform clinical trial

Repare is eligible to receive up to $1.2 billion in potential milestones, plus royalties on global net product sales

CAMBRIDGE, Mass. & MONTREAL (BUSINESS WIRE)--Jan. 25, 2024-- Repare Therapeutics Inc. (“Repare” or the “Company”) (Nasdaq: RPTX), a leading clinical-stage precision oncology company, announced today that, under its worldwide license and collaboration agreement with Roche for the development and commercialization of camonsertib, it has earned a $40 million milestone payment from Roche upon dosing of the first patient with camonsertib (RP-3500 or RG6526) in Roche’s TAPISTRY trial (NCT04589845). TAPISTRY is a Phase 2, global, multicenter, open-label, multi-cohort clinical trial designed to evaluate the safety and efficacy of targeted therapies or immunotherapy in participants with unresectable, locally advanced or metastatic solid tumors determined to harbor specific oncogenic genomic alterations.

In October, Roche also enrolled the first patient in a camonsertib-based arm in its Phase 1b/2 clinical trial of multiple immunotherapy-based treatment combinations in participants with metastatic non-small cell lung cancer (Morpheus Lung; NCT03337698). The TAPISTRY and MORPHEUS trials are actively enrolling patients. In collaboration with Roche, Repare is continuing to conduct tumor specific expansions in the ATTACC trial to support future clinical development for camonsertib + PARP inhibitor combinations.

“This milestone is a key achievement for us, demonstrating Roche’s commitment to the global clinical development of camonsertib and highlighting their exploration of development opportunities for camonsertib across multiple tumor types and genetic alterations to maximize patient impact,” said Lloyd M. Segal, President and Chief Executive Officer of Repare.

Under the terms of its collaboration with Roche, Repare received a $125 million upfront payment in July 2022, as well as $13.6 million in additional payments, and is eligible to receive up to $1.2 billion in potential clinical, regulatory, commercial and sales milestone payments, and royalties on global net sales ranging from high-single-digits to high-teens. The collaboration also provides Repare with the ability to opt-in to a 50/50 U.S. co-development and profit share arrangement, including participation in U.S. co-promotion if U.S. regulatory approval is received. If Repare chooses to exercise its co-development and profit share option, it will continue to be eligible to receive certain clinical, regulatory, commercial and sales milestone payments, in addition to full ex-U.S. royalties.

About Repare Therapeutics’ SNIPRx ® Platform

Repare’s SNIPRx ® platform is a genome-wide CRISPR-based screening approach that utilizes proprietary isogenic cell lines to identify novel and known synthetic lethal gene pairs and the corresponding patients who are most likely to benefit from the Company’s therapies based on the genetic profile of their tumors. Repare’s platform enables the development of precision therapeutics in patients whose tumors contain one or more genomic alterations identified by SNIPRx® screening, in order to selectively target those tumors in patients most likely to achieve clinical benefit from resulting product candidates.

About Repare Therapeutics, Inc.

Repare Therapeutics is a leading clinical-stage precision oncology company enabled by its proprietary synthetic lethality approach to the discovery and development of novel therapeutics. The Company utilizes its genome-wide, CRISPR-enabled SNIPRx® platform to systematically discover and develop highly targeted cancer therapies focused on genomic instability, including DNA damage repair. The Company’s pipeline includes lunresertib (also known as RP-6306), a PKMYT1 inhibitor currently in Phase 1/2 clinical development; camonsertib (also known as RP-3500 or RG6526), a potential leading ATR inhibitor currently in Phase 1/2 clinical development and partnered with Roche; RP-1664, a preclinical PLK4 inhibitor program; RP-3467, a preclinical Polθ inhibitor program; as well as additional, undisclosed preclinical programs. For more information, please visit reparerx.com.

SNIPRx® is a registered trademark of Repare Therapeutics Inc.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and securities laws in Canada. All statements in this press release other than statements of historical facts are “forward-looking statements. These statements may be identified by words such as “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will” and variations of these words or similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements in this press release include, but are not limited to, statements regarding: Repare’s collaboration with Roche; the potential of Repare to receive milestone payments and royalties under the strategic collaboration agreement; the Company’s ability to enroll patients in clinical trials, to timely and successfully complete those trials and to receive necessary regulatory approvals; the safety, efficacy and clinical progress of the Company’s clinical programs, including lunresertib ( RP-6306) and camonsertib; the clinical and preclinical development of the Company’s pipeline and its research and development programs, including the anticipated timing, anticipated patient enrollment, trial outcomes or associated costs of its clinical trials of lunresertib and camonsertib; and the status of clinical trials and development timelines for the Company’s product candidates. These forward-looking statements are based on the Company’s expectations and assumptions as of the date of this press release. Each of these forward-looking statements involves risks and uncertainties that could cause the Company’s clinical development programs, future results or performance to differ materially from those expressed or implied by the forward-looking statements. Many factors may cause differences between current expectations and actual results, including: the impacts of macroeconomic conditions, including the COVID-19 pandemic, the conflict in Ukraine, the Hamas-Israel conflict, heightened inflation and uncertain credit and financial markets on the Company’s business, clinical trials and financial position; unexpected safety or efficacy data observed during preclinical studies or clinical trials; clinical trial site activation or enrollment rates that are lower than expected; the risk that Repare may not realize the potential benefits of this collaboration with Roche; the discovery, development and potential commercialization of potential product candidates using Repare’s SNIPRx ® platform technology and under the strategic collaboration agreement, including the development of camonsertib; changes in expected or existing competition; changes in the regulatory environment; the uncertainties and timing of the regulatory approval process; and unexpected litigation or other disputes. Other factors that may cause the Company’s actual results to differ from those expressed or implied in the forward-looking statements in this press release are identified in the section titled "Risk Factors" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission (“SEC”) and the Québec Autorité des Marchés Financiers ("AMF") on February 28, 2023, and its other documents subsequently filed with or furnished to the SEC and AMF, including the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 filed with the SEC on November 9, 2023. The Company expressly disclaims any obligation to update any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise, except as otherwise required by law. For more information, please visit reparerx.com and follow Repare on Twitter at @RepareRx and on LinkedIn at https://www.linkedin.com/company/repare-therapeutics/.

View source version on businesswire.com: https://www.businesswire.com/news/home/20240125197818/en/

Repare Contact:

Robin Garner

Vice President and Head of Investor Relations

Repare Therapeutics Inc.

investor@reparerx.com

Investors:

Matthew De Young

Argot Partners

repare@argotpartners.com

Media:

David Rosen

Argot Partners

david.rosen@argotpartners.com

212-600-1902

Source: Repare Therapeutics Inc